DANA SMALL CAP EQUITY FUND

DANA EPIPHANY ESG EQUITY FUND

Each a series of Valued Advisers Trust

April 14, 2020

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2020

Effective at the close of business on June 4, 2020 (the “Exchange Date”), the outstanding Investor Class shares of the Dana Small Cap Equity Fund and the Dana Epiphany ESG Equity Fund (each a “Fund”, and together the “Funds”) will be exchanged for Institutional Class shares of the applicable Fund (the “Class Exchange”). With respect to each Fund, the Class Exchange will be completed based on the share classes’ relative net asset values on the Exchange Date, without the imposition of any sales charge or any other charge. The Funds are conducting the Class Exchange because assets have not achieved sufficient levels to make the ongoing operations of two classes of shares economically sustainable for the Funds.

While each Fund currently offers more than one share class, each Fund has only one investment portfolio. That means money invested in each class is invested in one pool of investments. However, there are other differences in the share class features. Investor Class shares of each Fund are subject to a Rule 12b-1 Distribution Plan fee of 0.25% of the average daily net assets of the class. Institutional Class shares are not subject to this fee. Please consult the Funds’ Prospectus for full details on the differences between the classes. Investor Class shares are still available for purchase until the Exchange Date.

The Class Exchange is intended to be tax-free, meaning that each Fund’s Investor Class shareholders will become Institutional Class shareholders without realizing any gain or loss for federal tax purposes. All Investor Class shareholders as of the Exchange Date will benefit from the Class Exchange, and as a result, all Investor Class shares of the Fund will be exchanged for Institutional Class shares as of the Exchange Date.

Effective on the Exchange Date, the investment minimums for each Fund will change. The minimum initial investment amount for all account types will be $5,000, and the minimum subsequent investment amount for all account types will be $500. Please consult the Funds’ Prospectus for full details regarding how to invest in the Funds, including situations in which the investment minimums may be waived.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated February 28, 2020, which provide information that you should know before investing in the Funds and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at (855) 280-9648.